EXHIBIT (99)(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report on Form 10-K of ONEOK, Inc. (the “Company”) for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I David L. Kyle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Kyle
David L. Kyle Chief Executive Officer November 12, 2002